Metro New York’s Premier Business Bank Seizing Tomorrow’s Opportunities While Maintaining Our Core Fundamentals June 2013 Exhibit 99.1

Safe Harbor Statement
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This presentation contains various forward-looking statements with respect to earnings, credit quality and other financial and business matters within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-statements can be identified by words such as “expects,” “anticipates,” “intends,” “believes,”
“estimates,” “predicts” and words of similar import. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, and that statements relating to future periods are subject to uncertainty because of the increased likelihood of changes in underlying factors and assumptions. Actual results could differ materially from forward-looking statements.
Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements, include, but are not limited to, statements regarding:  (a) our ability to comply with the formal agreement entered into with the Office of the Comptroller of the Currency (the “OCC”) and any additional restrictions placed on us as a result of future regulatory exams or changes in regulatory policy implemented by the OCC or other bank regulators; (b) the OCC and other bank regulators may require us to further modify or change our mix of assets, including our concentration in certain types of loans, or require us to take further remedial actions; (c) the results of the investigation of A.R. Schmeidler & Co., Inc. by the Securities and Exchange Commission (the “SEC”) and the
Department of Labor (the “DOL”) and the possibility that our management’s attention will be diverted to the SEC and DOL investigations and settlement discussions and we will incur further costs and legal expenses; (d) the adverse affects on the business of A.R. Schmeidler & Co., Inc. and our trust department arising from a settlement with the SEC and DOL investigations; (e) our inability to pay quarterly cash dividends to shareholders in light of our earnings, the current and future economic environment, Federal Reserve Board guidance, our Bank’s capital plan and other regulatory requirements applicable to Hudson Valley or
Hudson Valley Bank; (f) the possibility that we may need to raise additional capital in the future and our ability to raise such capital on terms that are favorable to us; (g) further increases in our non-performing loans and allowance for loan losses; (h) ineffectiveness in managing our commercial real estate portfolio; (i) lower than expected future performance of our investment portfolio; (j) a lack of opportunities for growth, plans for expansion (including opening new branches) and increased or unexpected competition in attracting and retaining customers; (k) continued poor economic conditions generally and in our market area in particular, which may adversely affect the ability of borrowers to repay their loans and the value of real property or other property held as collateral for such loans; (l) lower than expected demand for our products and services; (m) possible impairment of our goodwill and other intangible assets; (n) our inability to manage interest rate risk; (o) increased expense and burdens resulting from the regulatory environment in which we operate and our inability to comply with existing and future regulatory requirements; (p) our inability to maintain regulatory capital above the minimum levels Hudson Valley Bank has set as its minimum capital levels in its capital plan provided to the OCC, or such higher capital levels as may be required; (q) proposed legislative and regulatory action may adversely affect us and the financial services industry; (r) future increased Federal Deposit Insurance Corporation, or FDIC, special assessments or changes to regular assessments; (s)
potential liabilities under federal and state environmental laws.
For a more detailed discussion of these factors, see the Risk Factors discussion in the Company’s most recent Annual Report on Form 10-K, and subsequent
Quarterly Reports on Form 10-Q. The forward-looking statements included in this presentation are made only as of the date hereof and the Company undertakes no obligation to update or revise any of its forward-looking statements.
Unless otherwise noted, information presented is from Company sources.

NOT A TRADITIONAL RETAIL COMMUNITY BANK
• A “Community Business Bank” founded to focus on small and middle market commercial customers and their principals
• Focus on targeted niche businesses, entrepreneurs and professional service firms with high deposit transaction volume throughout the Metro New York area
• Low-cost, core deposits = foundation of customer relationships
• We sell
service,
with a strong commitment to acting as a “private bank” to our niche commercial customers
WE LEND WHERE WE LIVE
• Providing prudent, conservatively underwritten loans in our home market
• Stable and deep management team has extensive in-market experience and is highly accessible to customers
• Unique Metro NYC market allows for competitive positioning with high-touch service and significant opportunities for growth
A Differentiated Business Model

Metro New York Franchise
• $2.8 billion commercial bank with 28 branches throughout Westchester, Rockland, the Bronx, Manhattan and Brooklyn in New York
• Largest bank headquartered in Westchester County
• Historic growth achieved by taking share from larger national bank competitors
• There are more than 39,000 small and middle market companies with revenues of $1 million or more in this market
Branch Network - County Level
Deposits
Branches (1) US $000s
New York State
Westchester 17 1,770,169 $
New York (Manhattan) 4 321,111
Bronx 4 194,924
Rockland 2 75,508
Kings (Brooklyn) 1 11,883
(1)  6 Connecticut branches are excluded and will close mid-2013 and 2 New York branches will  consolidate into other branch locations in mid- 2013
Source: SNL Financial; deposit data as of 06/30/2012; branch count and map as of 3/31/2013

Our Mission is Unchanged
OUR METRO NYC SMALL- AND MID-SIZED COMMERCIAL CUSTOMERS
REMAIN OUR FOUNDATION AND OUR PRIORITY
•
What changes is the number and diversity of products offered to serve them
OBJECTIVE IS TO GAIN COMPETITIVE ADVANTAGE WHILE MAINTAINING
COMPLIANCE
•
More nimble in adapting to new environments, products, and competitors
•
More effectively serve our niche markets with an even broader array of customized products that meet their needs

Summary Financial Highlights
3.66%
66.40%
0.91%
9.18%
8.6%
VS.
PEERS:
(1)
Excludes income from loan sales.
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of Mar 31, 2013.
(Dollars in thousands, except per share amounts)
2012 2012 (1) 2013
Net Interest Income $31,296 $31,296 $21,246
Non Interest Income $20,354 $4,419 $4,517
Non Interest Expense $20,876 $20,876 $19,611
Net Income $18,013 $8,642 $3,651
Diluted Earnings Per Share $0.92 $0.44 $0.18
Dividends Per Share $0.18 $0.18 $0.06
Net Interest Margin 4.75% 4.75% 3.18%
Return on Average Equity 25.51% 12.24% 5.02%
Return on Average Assets 2.53% 1.21% 0.51%
Efficiency Ratio 56.81% 56.81% 74.97%
Tangible Common Equity Ratio 9.6% 9.6% 9.6%
   Average Assets $2,845,223 $2,845,223 $2,859,443
   Average Net Loans $1,997,391 $1,997,391 $1,422,132
   Average Deposits $2,466,159 $2,466,159 $2,493,021
   Average Stockholders' Equity $282,459 $282,459 $290,950
Three Months  Ended March 31

Historical Profitability
RETURN ON AVERAGE ASSETS % RETURN ON AVERAGE EQUITY %
Income from loan sale
1.02
10.05
1.49 1.30 0.74 0.18 0.70 0.51
-0.08
2007 2008 2009 2010 2011 2012 2013Q1
18.00 14.76 8.74 6.82 5.02
1.75
-0.72
2007 2008 2009 2010 2011 2012 2013Q1

Historical Profitability
Income from loan sale
$2.78
Pre-Tax Pre-Provision Diluted Earnings per Share is a Non-GAAP measure.  See Appendix slide 45  for reconciliation
$1.49
$3.64 $3.84 $3.31 $2.58 $2.91 $1.97
$0.31
2007 2008 2009 2010 2011 2012 2013Q1
$2.31 $2.06 $1.24 $0.26
$1.01
($0.11) $0.18
2007 2008 2009 2010 2011 2012 2013Q1
PRE-TAX PRE-PROVISION DILUTED EARNINGS PER SHARE*
DILUTED EARNINGS PER
SHARE

[redacted]

0.46
0.44
1.90
1.64
1.07
1.20
1.14
2007
2008
2009
2010
2011
2012
2013Q1

[redacted]

1.33
1.33
2.13
2.25
1.95
1.81
1.84
2007
2008
2009
2010
2011
2012
2013Q1

[redacted]

162
200
76
89
103
76
81
2007
2008
2009
2010
2011
2012
2013Q1

[redacted]

0.07
0.39
0.47
2.70
3.85
0.77
0.36
2007
2008
2009
2010
2011
2012
2013Q1

Asset Quality Measures Strengthen Balance Sheet
NONACCRUAL LOANS / TOTAL ASSETS % LOAN LOSS RESERVE / GROSS LOANS %
LOAN LOSS RESERVE / NONACCRUAL LOANS % NET CHARGEOFFS / AVERAGE NET LOANS %
Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of Mar 31, 2013.

[redacted]

7.9
7.3
10.1
10.0
9.1
9.3
9.6
2007
2008
2009
2010
2011
2012
2013Q1

[redacted]

8.3
7.5
10.2
9.6
8.8
9.3
9.5
2007
2008
2009
2010
2011
2012
2013Q1

[redacted]

12.6
10.1
13.9
13.9
11.3
16.5
17.1
2007
2008
2009
2010
2011
2012
2013Q1

[redacted]

13.8
11.3
15.2
15.2
12.6
17.7
18.3
2007
2008
2009
2010
2011
2012
2013Q1

Strong Capital Position
TANGIBLE COMMON EQUITY / TANGIBLE ASSETS %
LEVERAGE RATIO %
TIER 1 RISK BASED CAPITAL RATIO % TOTAL RISK BASED CAPITAL RATIO %
Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of Mar 31, 2013.

Hudson Valley’s Business Model
•
Commercial bank focused on small and middle market businesses, professional service firms and their principals – they view us as their “private bankers”
•
Niche businesses synergistically compliment each other to form the core of HVB’s business model
•
Relationship Focus -- high quality banking products and exceptional personal service
Attorneys
Not-For-
Profits
Property
Managers
Real Estate
Developers
Municipal-
ities
Trusts
General
Business
Focus on
Targeted
Niche
Segments

Efficiency is Key in High-Touch Business Model
“PRIVATE BANK” BUSINESS MODEL SUCCEEDS BECAUSE OF:
• Narrowly targeted niche business approach
– Institutional focus fully directed to targeted segments – no mass market efforts
• High-touch client-RM relationships
– Opportunity and incentive structure attracts talent from some of the best operators in the business
– RMs are successful at attracting and retaining low-cost, stable deposits and profitable loans
MAINTAINING EFFICIENT OPERATIONS IS KEY TO BALANCING COST OF A SERVICE-
ORIENTED MODEL
• Small branch network
• No centralized call center - RMs & Branches are the first and only point of client contact
• Non-price sensitive core deposit base limits need for wholesale funding and expensive rate promotions
• Referrals and Business Development Board provide low-cost and effective marketing

Efficiency is Key in High-Touch Business Model
OPTIMIZING BRANCH NETWORK AND EFFICIENCY
• Consolidation or divestiture of six Connecticut locations, representing less than three percent of $2.5 billion in total deposits, with anticipated annual net savings in excess of $2 million by the middle of 2013
• Consolidation of the East Harlem and Rockledge, South Yonkers locations into nearby branches by the middle of 2013
• Targeted non-interest expense reductions of approximately 5 percent year-over-year

How is HVB Different?
HUDSON VALLEY IS ABLE TO COMPETE IN A DENSE MARKET BECAUSE:
•
Will start small and work our way into lead bank position
•
Referral driven – satisfied customers, Business Development Board Members & centers of influence
•
“Big Fish in Small Pond” treatment – exceptional “above and beyond service” and easy access to decision makers
•
Decision makers who live and operate in the local market
•
Will customize products to meet specific customer needs
•
Provide networking opportunities to help customers grow their businesses
•
Relationship not transaction driven – longer sales cycle

How HVB is Different
NICHE MARKET SEGMENTATION IS UNIQUE
• We go to market in a very focused way
• We add value by bringing specialized expertise to targeted customers and segments
“PRIVATE BANK” APPROACH
• Service orientation and niche expertise is our focus
• We are our clients’ private bankers, helping them meet all of their financial needs as a trusted partner
EXPERIENCE IN DENSE METRO NYC MARKET PRESENTS GROWTH OPPORTUNITIES
• Opportunities are abundant
• Small market share gains translate into large profitability gains
• Our disciplined growth strategy will prioritize opportunities to deliver significant long-term shareholder value

Branch Network – Local Service & Execution
• Low-cost branch infrastructure supports core deposit franchise
• Branch value grows with age – deeper penetration into existing relationships and new referrals increase deposits per branch over time
(1) 6 Connecticut branches excluded will close mid-2013
(2) 2 New York branches will consolidate mid-2013
March 2013 YTD Avg Deposit Balances per Branch
(1)
$0
$20
$40
$60
$80
$100
$120
$140
< 5 Yrs 5-10 Yrs 10-20 Yrs > 20 Yrs
Age of Branch
$19.3
$52.8
$75.7
$114.2
6 Branches
6 Branches
5 Branches
13 Branches
(2)

2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Q1

HVB Funding Advantage
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of Mar. 31, 2013.
Cost of Deposits
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
HVB National Peers

Efficiency Ratio %
80
75
70
65
60
55
50
45
40
61.9
49.6
74.7
66.6
2006
2007
2008
2009
2010
2011
2012
Q1 2013
HVB
Peer Median

Historical Success in Outperforming Peers
OPERATING EXPENSE CONTROL HAS SUPPORTED A MID-50% EFFICIENCY RATIO OVER THE PAST FIVE YEARS
• Reflects an efficient approach to collecting deposits, with minimal branch network
• Stable, non-price-sensitive deposits support highly competitive deposit funding costs
• Declining net interest income due to excess cash is primary driver for rising efficiency ratio in 2012
Efficiency Ratio as reported by SNL.
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of Mar. 31, 2013.
Excess cash on
balance sheet
Mid-50% efficiency ratio =
favorable to peers

Composition of Client Segments
HVB’S CLIENT RELATIONSHIPS ARE DIVERSIFIED ACROSS OUR NICHE SEGMENTS
AS OF MARCH 31, 2013
SEGMENT
% OF STRATEGIC
CLIENT
RELATIONSHIPS
% OF
TOTAL BANK
DEPOSITS
AVERAGE
DEPOSITS PER
STRATEGIC CLIENT
RELATIONSHIP
(IN THOUSANDS)
% OF STRATEGIC
CLIENT
RELATIONSHIPS
WITH LOANS
Attorney 28% 18% $753 29%
Not-for-Profit 18% 15% $929 37%
Property
Managers/Real Estate
Investors 18% 23% $1,526 58%
Municipalities 2% 7% $4,233 7%
General Business 34% 25% $835 49%
TOTAL / AVERAGE 100% 88% $1,017

A Core Deposit Driven Franchise
Mar 31, 2012
HVB HVB Peers
(2)
Core Deposits / Total Deposits
(1)
96% 96% 88%
Non Interest Bearing/Total Deps 39% 40% 20%
Deposits / Total Funding 97% 98% 92%
Loans / Deposits Ratio 66% 56% 78%
Cost of Total Deposits 28 bp 20 bp 58 bp
Deposit Metrics
Mar 31, 2013
(1)
Core Deposits defined as total deposits less time deposits >$100,000.
(2)
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of Mar 31, 2013.

71%
56%
89%
96%
50%
60%
70%
80%
90%
100%
2007 2008 2009 2010 2011 2012 2013
Loan/Dep Ratio
Core/Total Deposits
(2)
(1)

A Core Deposit Driven Franchise
DEPOSIT COMPOSITION – Mar 31, 2013 CORE FUNDING
(1)
Net loans excluding loans held-for-sale.
(2)
Core Deposits defined as total deposits less time deposits >$100,000.
TOTAL DEPOSITS – $2,464 MILLION
Money
Market,
35%
Demand,
40%
Savings, 5%
Time > $100m,
4%
Time < $100m,
1%
Checking with
Interest, 15%

Deposit Growth Drives Long-Term Profitability
67.2%
CORE
DEPOSITS
(1)
96.3%
CORE
DEPOSITS
(1)
VS.
87.9% FOR
PEERS
(2)
$0
$500
$1,000
$1,500
$2,000
$2,500
$880 $888 $1,027 $1,125 $1,235 $1,408 $1,626 $1,813 $1,839 $2,173 $2,234 $2,425 $2,520 $2,464
Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Mar
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Demand Deposits Checking with Interest Money Market Accounts Savings Accounts
Time Deposits < $100m Time Deposits > $100m Brokered Deposits
(1)
Core deposits defined as total deposits less time deposits > $100,000 and brokered deposits.  December 2006 Includes approximately $127 million of deposits as part of New York National Bank acquisition
(2)
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of Mar 31, 2013.

Strong Net Interest Margin
(1)
Fully tax equivalent basis.
(2)
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of Mar 31, 2013.
VS. 3.66%
PEERS
(1,2)
3.24%
4.89%
5.42%
8.57%
0.20%
2.08%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013Q1
Net Interest Margin (FTE) Yield on Loans Cost of Deposits Federal Funds Rate

Revenue and Margin Compression
EXCESS CASH POSITION FROM 1Q12 LOAN SALES COMPRESSING NET INTEREST INCOME
•
Disciplined redeployment is underway and will take time
$22.4
$21.2
3.34%
3.24%
$15
$17
$19
$21
$23
$25
$27
$29
$31
$33
Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113
0%
1%
2%
3%
4%
5%
6%
Net Interest Income NIM (FTE)

Balance Sheet Positioned for Diversification
Mar 31
($ in Millions) 2010 2011 2012 2013
Cash and Cash Equivalents
356 78 828 792
Securities
460 521 455 484
Real Estate
Commercial
796 691 551 576
Construction
174 110 75 70
Residential
467 515 522 490
Commercial & Industrial
245 219 289 250
Other
33 29 22 18
Lease Financing
16 12 11 11
Total Loans (excl.HFS)
1,732 1,576 1,470 1,415
Deferred Loan Fees
(4) (4) (2) (2)
Allowance for Loan Losses
(39) (31) (27) (26)
Loans, Net (excl. HFS)
1,689 1,541 1,441 1,387
Total Assets
2,669 2,798 2,891 2,829
Deposits
2,234 2,425 2,520 2,464
Borrowings
124 70 51 46
Stockholders' Equity
290 278 291 293
December 31

Redeployment Aimed at Balance Sheet Efficiency
Diversifying by simultaneously implementing three approaches
1.Asset purchases –
CURRENT
• $65 Million in Residential ARMs purchased in 1Q12
• Evaluating others
2.Loan
participations with other institutions – NEAR TERM
• Building on HVB’s longstanding CRE-participation experience by leveraging other institutions’
expertise and infrastructure for C&I and residential lending
3.Building internal ability to originate, underwrite and service non-CRE credits –
NEAR & LONG TERM
• Focus is new products for longstanding niche business and industry targets in metro NYC
New commercial lending including equipment leases, lines of credit, term loans, ABL, etc.
Complementary jumbo mortgage and HELOC products for RMs to offer commercial-account principals
All while continuing to leverage historic strength in CRE underwriting to capitalize on solid demand from quality CRE credits

Growth Strategy
ORGANIC GROWTH IS OUR STRENGTH
• We have been successful in going to market in a very focused way in the highly competitive
Metro NYC commercial banking market
– Larger bank M&A in the market provides opportunities to acquire new customers and new talent with intact books of business
• Referrals and reputation for service have historically generated profitable, controlled growth in customers
• Always seeking to grow sources of fee revenue
– A.R. Schmeidler acquisition in 2004 is a good example of investing in a niche business with strong fee generating capabilities
• Breadth and depth of niche business markets in Metro NYC provide unusually high growth opportunities compared to other areas of the U.S.
• Opportunistic and targeted M&A could supplement organic growth in the future, particularly in fee income

HVB General Business Average Loan = $541,449
Businesses in Market  > 419,000
> $227 BILLION LENDING OPPORTUNITY
Market Potential Example
AS OF MARCH 31, 2013
SEGMENT
% OF STRATEGIC
CLIENT
RELATIONSHIPS
% OF
TOTAL BANK
DEPOSITS
AVERAGE
DEPOSITS PER
STRATEGIC CLIENT
RELATIONSHIP
(IN THOUSANDS)
% OF STRATEGIC
CLIENT
RELATIONSHIPS
WITH LOANS
Attorney 28% 18% $753 29%
Not-for-Profit 18% 15% $929 37%
Property
Managers/Real Estate
Investors 18% 23% $1,526 58%
Municipalities 2% 7% $4,233 7%
General Business 34% 25% $835 49%
TOTAL / AVERAGE 100% 88% $1,017

Fee Income % if Total Revenue
30%
25%
20%
15%
10%
5%
0%
21.5%
24.4%
14.4%
5.1%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Q1 2013
HVB
Peer Median

Focus on Growing Fee Revenue
FEE INCOME A KEY FOCUS
• While net interest income is the primary source of Hudson Valley’s revenue, we have been successful in diversifying revenue sources
– Over the last 10 years we have grown fee income from 5% of total revenue to more than 14%
– We see opportunity to gain more asset management and trust revenue
Fee Income excludes realized gains and losses on investment securities and other non-recurring items as defined by SNL.
Peers = Median of US-based, publicly traded commercial banks with assets between $1-$5 billion as of Mar 31, 2013.

HVB Investment Highlights
EFFICIENT AND LOW-COST OPERATOR
• Longstanding record as an efficient operator
BALANCE SHEET STEWARD
• Low deposit funding costs support a NIM that exceeds traditional commercial banks
• Balance sheet is in transition:
– Balancing desire to deploy excess liquidity with long-term risk positioning objectives
– Moving away from commercial real estate focus
– Diversifying our lending focus to broader in-market C&I opportunities
• Underwriting and credit quality a key focus
• Capital ratios in excess of “well capitalized” and prescribed minimums
FOCUS ON SHAREHOLDER RETURNS
• Growing returns to shareholders supports the ability to pay a meaningful dividend
• High insider ownership aligns management’s and board’s interests with shareholders’

Key Takeaways
HISTORIC DIFFERENTIATING QUALITIES REMAIN OUR STRENGTH
• Low-cost core deposit base = source of stable funding for future growth
• Efficient mindset is in our DNA
• “Private Bank” approach wins and retains customers
AN INCREASINGLY NIMBLE AND SOPHISTICATED BANK
• Ahead of the curve in adopting best practices typically reserved for $10-$25 billion banks
• Increased sophistication = heightened competitive edge
• Developing diversified lending skills as a strategic and tactical focus
USING ENHANCED OPERATIONAL EFFECTIVENESS TO OUR ADVANTAGE
• Quicker reaction to customers’ needs
• Quicker reaction to regulatory and market changes
• Quicker ability to diversify lending sources and maximize capital allocation
– Results in: Quicker ability to grow shareholder returns

HVB Valuation Compared to Peers
* May 31, 2013  and  May 31, 2012
TODAY* ONE YEAR AGO*
Dividend
Yield
Price /
Book
Price /
Tangible
Book
Dividend
Yield
Price /
Book
Price /
Tangible
Book
HVB 1.3 1.22x 1.33x 4.3 1.13x 1.23x
SNL U.S. Bank $1B-$5B Index 1.8% 1.46x 1.66x 2.0% 1.20x 1.38x
Median of $1B-$5B NY-NJ-CT Banks 2.9% 1.19x 1.44x 3.4% 1.16x 1.23x

32 THANK YOU THANK YOU FOR YOUR INTEREST IN FOR YOUR INTEREST IN HUDSON VALLEY HOLDING HUDSON VALLEY HOLDING CORP. CORP. 32

33 Ticker: HVB Ticker: HVB www.hudsonvalleybank.com www.hudsonvalleybank.com 33 APPENDIX APPENDIX FINANCIAL DETAIL AND NON-GAAP FINANCIAL DETAIL AND NON-GAAP RECONCILIATION RECONCILIATION

New York Metro Market Profile
BANK DEPOSITS & COMPETITIVE ENVIRONMENT
•
HVB competes against national, regional and local banks
•
There are 122 banks operating in this New York Metro Market (1)
•
The five county market is deposit rich – more than three-quarters of a trillion dollars (1)
•
If this market were a state, it would rank 3rd in deposit size – behind California with $953.5 billion and well ahead of Texas with $599.0 billion
(1) – FDIC Summary of Deposits as of  June 30, 2012
Summary of Deposits by State (1)
Rank State Deposits ($ in 000)
1 New York $            1,065,665,215
2 California $               953,488,261
HVB's NY Metro Market $               789,813,635
3 Texas $               599,030,737
4 Florida $               423,907,631
5 Illinois $               393,026,185

New York Metro Market Profile
NICHE BUSINESSES
•
Just as this market is deposit rich, it is also rich with HVB’s targeted niche businesses
•
We have leading market share among Westchester attorneys and property managers
•
High growth potential in all other segments and counties, each with HVB market share currently <2%
1 – Dunn & Bradstreet Market Data based on Primary & Secondary NAICS codes
DATA DEMONSTRATES TREMENDOUS UNTAPPED ORGANIC GROWTH POTENTIAL IN HVB’S CORE NICHE MARKETS
Segment
Manhattan /
NY
Brooklyn Bronx Westchester Rockland Total
Attorney 9,577 1,875 567 2,395 602 15,016
Not for Profit 7,815 8,713 3,411 3,430 1,434 24,803
Real Estate Investors 4,314 1,285 605 964 236 7,404
Property Managers 5,519 3,385 1,362 2,023 548 12,837
Municipalities 838 433 280 534 200 2,285
Sub-Total 28,063 15,691 6,225 9,346 3,020 62,345
HVB NICHE BUSINESS BY COUNTY
(1)

New York Metro Market Profile
DEMOGRAPHICS
•
Along with being rich in deposits and HVB’s niche businesses, the market also has very favorable demographics
(1) 2010 US Census Quick Facts by State|County
Consumer Demographics (1)
Manhattan /
NY
Brooklyn Bronx Westchester Rockland Total
Population
1,585,873 2,504,700 1,385,108 949,113 311,687 19,378,102
Housing Units (2)
847,090 1,000,293 511,896 370,821 104,057 8,108,103
Home ownership rate
22.8% 30.3% 20.7% 62.7% 71.0% 55.2%
Persons per household, 2006-
2010
2.09 2.68 2.79 2.64 3.02 2.59
Median household income 2006-
2010
$64,971 $43,567 $34,264 $79,619 $82,534 $55,603
Median Income Per Capita
$59,149 $23,605 $17,575 $47,814 $34,304 $30,948
Unemployment Rate (3)
8.5% 9.2% 11.6% 6.8% 6.4% 8.1%
Business Demographics (4)
Revenues: < $1 million
146,423 91,224 31,931 57,425 17,767 344,770
Revenues: $1 million - $5 million
13,926 4,242 1,444 3,276 951 23,839
Revenue: > $5 million
6,833 1,147 482 1,267 276 10,005
Revenue: Not reported
19,101 9,306 4,588 5,730 1,718 40,443
Total Business Entities
186,283 105,919 38,445 67,698 20,712 419,057
(3) County unemployment rates as of March, 2013 Bureau of Labor Statistics (4) Hoovers|D&B
(2) A housing unit is defined as a house, an apartment, a mobile home, a group of rooms, or a single room that is occupied

HVB’s Position in the Market
DEPOSIT SHARE
•
Except for Westchester and the Bronx, HVB’s market share in each county is less than 1%
•
HVB ranks 25 out of 122 institutions with $2.37 billion in deposits and 0.29% market share (1)
•
HVB is a small market share play in a very large market
HVB Deposits by County
County HVB Branches
HVB Deposits
(1)
($ in 000)
HVB Market
Share
Total Market Deposits
(1)
($ in 000)
Westchester 18 $  1,770,169 3.55% $     49,881,254
Manhattan 5 $     321,111 0.05% $   682,797,129
Bronx 4 $     194,924 1.84% $     10,582,328
Rockland 2 $       75,508 0.85% $       8,906,783
Brooklyn 1 $       11,883 0.03% $     37,646,141
Total NY Metro 30 $  2,373,595 0.30% $   789,813,635
(1) – FDIC Summary of Deposits as of 6/30/12

Quarterly Loan Balances
(1)
Total is gross of unearned income.
Dollars in Millions
2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
REAL ESTATE
C&D - RESIDENTIAL 63 62 53 51 53 48 34 27
C&D - NON RESIDENTIAL 85 83 57 56 43 43 41 43
OWNER OCCUPIED CRE 324 318 244 256 229 195 181 177
NON-OWNER OCCUPIED CRE 521 500 447 449 405 389 369 399
MULTIFAMILY LOANS 365 507 228 225 213 209 196 195
1-4 FAMILY MORTGAGE 191 187 175 232 237 214 216 189
HOME EQUITY 116 118 113 111 109 109 110 106
COMMERCIAL & INDUSTRIAL 228 222 219 222 231 266 289 250
CONSUMER 27 28 27 27 19 20 19 17
LEASE FINANCING 13 13 12 15 14 14 14 11
OTHER 2 2 0 1 3 3 3 1
TOTAL (1) $1,935 $2,040 $1,575 $1,645 $1,557 $1,510 $1,472 $1,415
Period Ending

MULTIFAMILY LOANS 14%
1-4 FAMILY MORTGAGE 13%
NON-OWNER OCCUPIED CRE 28%
HOME EQUITY 7%
OWNER OCCUPIED CRE 13%
COMMERCIAL & INDUSTRIAL 18%
CONSUMER 1%
LEASE FINANCING 1%
C&D - NON RESIDENTIAL 3%
C&D - RESIDENTIAL 2%

Strength in Diversified Commercial Lending
80%
LOAN COMPOSITION – Mar 31, 2013
Loan Balances
In Millions
2012 2013
REAL ESTATE
C&D - RESIDENTIAL $51 $27
C&D - NON RESIDENTIAL 56 43
OWNER OCCUPIED CRE 256 177
NON-OWNER OCCUPIED CRE 449 399
MULTIFAMILY LOANS 225 195
1-4 FAMILY MORTGAGE 232 189
HOME EQUITY 111 106
COMMERCIAL & INDUSTRIAL 222 250
CONSUMER 27 17
LEASE FINANCING 15 11
OTHER 1 1
TOTAL (1) $1,645 $1,415
March 31
(1)
Total is gross of unearned income.

Composition of Commercial Loans
BALANCE OUTSTANDING AT MAR 31, 2013 (IN MILLIONS)
SEGMENT
C&I
INVESTOR-
OWNED CRE
OWNER-
OCCUPIED
CRE
TOTAL C&I +
CRE
Attorney
$12 $3 $4 $19
Municipalities
2 3 0 5
Not For Profit
108 9 72 189
General Business
81 133 80 294
Property Managers & Real Estate
Investors
47 251 21 319
TOTAL
$250 $399 $177 $826
Table excludes Construction & Development loans.

Loan Portfolio Granularity
LOAN AMOUNT TIER
% OF DOLLARS
OUTSTANDING BY
SIZE OF LOAN
% OF LOANS
OUTSTANDING BY
NUMBER OF LOANS
< $250,000
6.36% 63.51%
$250,000 to <$1 million
21.14% 21.31%
$1 million to < $5 million
53.19% 13.76%
$5 million and greater
19.31% 1.43%
Total 100.00% 100.00%
MARCH 31, 2013
Table excludes Residential loans.

Portfolio Granularity – Risk Ratings
*Total of non-homogeneous loans
individually classified as to credit
risk as of the most recent analysis
performed..
% of “Pass”
Rated Loans
Portfolio Risk
Ratings at
Mar 31, 2013
Total
(in millions)*
Commercial Real Estate:
Owner occupied $177 74.2% 3.8% 22.0%
Non owner occupied 399 97.2% 0.9% 2.0%
Construction:
Commercial 43 76.4% 12.4% 11.2%
Residential 27 88.7% 3.3% 8.1%
Residential:
Multifamily 195 97.8% 1.4% 0.8%
1-4 family 78 72.5% 0.6% 26.9%
Home equity 0.5 7.2% 0.0% 92.8%
Commercial & Industrial 250 93.2% 0.9% 5.9%
Lease Financing & Other 26 98.5% 0.0% 1.5%
Total Loans $1,196 90.5% 1.8% 7.7%
Pass
Special
Mention
Sub-
standard
85.1%
88.8%
89.5%
90.1%
89.7%
89.2%
90.5%
80%
82%
84%
86%
88%
90%
92%
Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13

Portfolio Granularity – Delinquencies
Note: Balances exclude Loans Held For Sale
3/31/2013 12/31/2012 9/30/2012 3/31/2013 12/31/2012 9/30/2012
31-89 days Past
Due incl. NAL
1.40% 0.96% 0.54% 0.70% 0.49% 0.28%
90+ days Past
Due incl. NAL
1.81% 1.74% 1.63% 0.91% 0.88% 0.84%
Total Past Due
incl. NAL
3.21% 2.70% 2.17% 1.61% 1.37% 1.12%
Total Nonaccrual
Loans (NAL)
2.27% 2.37% 2.81% 1.14% 1.20% 1.44%
% OF TOTAL ASSETS % OF TOTAL LOANS

Quarterly Summary Financial Highlights
(a)
Excludes income from loan sales.
 Dollars in thousands, except per share amounts
Q2 2011 Q3 2011 Q4 2011 Q1 2012 (a) Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013
Net Interest Income $29,614 $30,038 $30,739 $31,296 $31,296 $25,508 $24,115 $22,410 $21,246
Non Interest Income $3,831 $5,714 $4,136 $4,419 $20,354 $4,789 $4,353 $4,346 $4,517
Non Interest Expense $20,648 $20,090 $18,967 $20,876 $20,876 $21,034 $20,035 $20,593 $19,611
Net Income (Loss) $7,432 $8,508 ($22,901) $8,656 $18,013 $4,961 $3,134 $3,073 $3,651
Net Interest Margin 4.55% 4.47% 4.60% 4.75% 4.75% 3.93% 3.60% 3.28% 3.18%
Diluted Earnings (Loss) Per Share $0.38 $0.43 ($1.17) $0.44 $0.92 $0.25 $0.16 $0.16 $0.18
Dividends Per Share $0.14 $0.18 $0.18 $0.18 $0.18 $0.18 $0.18 $0.18 $0.06
Return on Average Equity 10.13% 11.33% -30.07% 12.20% 25.51% 6.72% 4.32% 4.18% 5.02%
Return on Average Assets 1.06% 1.18% -3.19% 1.21% 2.53% 0.71% 0.44% 0.43% 0.51%
Efficiency Ratio 58.81% 56.67% 52.79% 56.81% 56.81% 68.06% 69.33% 75.73% 74.97%
Tangible Common Equity Ratio 9.7% 9.6% 9.1% 9.6% 9.6% 9.6% 9.2% 9.3% 9.6%
   Average Assets $2,791,988 $2,872,159 $2,867,304 $2,845,223 $2,845,223 $2,795,090 $2,874,634 $2,883,086 $2,859,443
   Average Net Loans $1,840,076 $1,928,888 $2,028,587 $1,997,391 $1,997,391 $1,577,190 $1,505,942 $1,467,153 $1,422,132
   Average Deposits $2,383,267 $2,468,359 $2,463,056 $2,466,159 $2,466,159 $2,408,726 $2,489,378 $2,514,818 $2,493,021
   Average Stockholders' Equity $293,390 $300,338 $304,624 $282,459 $282,459 $295,378 $290,189 $293,886 $290,950
Earnings

Non-GAAP Reconciliation
(a)  Year  Ended Dec 31,2012
(b)   The loan sale in the first quarter of 2012 resulted in a gross gain of $15,935. Related income taxes totaled $6,578.
Excluding
Loan Sale
in thousands except share and per share
numbers
2007 2008 2009 2010 2011 2012(a) 2012(a,b) 2013
Net Income as reported 34,483 $      30,877 $      19,012 $      5,113 $        (2,137) $      29,181 $      19,824 $      3,651 $
Income attributable to participating
shares as reported - - - - - (125) (85) (43)
Net Income attributable to common shares
as reported
34,483 $      30,877 $      19,012 $      5,113 $        (2,137) $      29,055 $      19,739 $      3,608 $
Net Income as reported 34,483 $      30,877 $      19,012 $      5,113 $        (2,137) $      29,181 $      19,824 $      3,651 $
Exclude:
Income Tax (1) 18,259 15,646 7,310 (1,406) (5,413) 16,945 10,367 1,730
Provision for Loan Loss (2) 1,470 11,025 24,306 46,527 64,154 8,507 8,507 772
Income attributable to participating
shares (3) - - - - - (234) (165) (72)
Pre-tax, Pre-provision Earnings 54,212 $      57,548 $      50,628 $      50,234 $      56,605 $      54,398 $      38,533 $      6,081 $
Weighted Average Diluted common
shares 14,906,752 14,973,866 15,307,674 19,455,971 19,462,055 19,545,037 19,545,037 19,563,083
Diluted Earnings per Share as reported 2.31 $          2.06 $          1.24 $          0.26 $          (0.11) $        1.49 $          1.01 $          0.18 $
Effects of (1) and (2) above 1.32 $          1.78 2.07 2.32 3.02 1.30 0.96 0.13
Pre-Tax, Pre-Provision Diluted Earnings
per Common Share
3.64 $          3.84 $          3.31 $          2.58 $          2.91 $          2.78 $          1.97 $          0.31 $
Tangible Equity Ratio:
Total Stockholders' Equity:
As reported 203,687 $    207,500 $    293,678 $    289,917 $    277,562 $    290,971 $    290,971 $    292,895 $
Less: Goodwill and other intangible
assets
20,296 25,040 27,118 26,296 25,493 24,745 24,745 24,697
Tangible stockholders' equity
183,391 $    182,460 $    266,560 $    263,621 $    252,069 $    266,226 $    266,226 $    268,198 $
Total Assets:
As reported
2,330,748 $ 2,540,890 $ 2,665,556 $ 2,669,033 $ 2,797,670 $ 2,891,246 $ 2,891,246 $ 2,828,809 $
Less: Goodwill and other intangible
assets
20,296 25,040 27,118 26,296 25,493 24,745 24,745 24,697
Tangible assets 2,310,452 $ 2,515,850 $ 2,638,438 $ 2,642,737 $ 2,772,177 $ 2,866,501 $ 2,866,501 $ 2,804,112 $
Tangible equity ratio
7.9% 7.3% 10.1% 10.0% 9.1% 9.3% 9.3% 9.6%

AR SCHMEIDLER & CO
INVESTMENT ADVISORS
A Hudson Valley Bank Company

Investment Philosophy and Focus
INVESTMENT PHILOSOPHY:
• For equity, buy the most assets and cash flow for the fewest dollars in the key beneficiaries of secular growth trends
• For fixed income, preservation of principal is primary consideration with income secondary
PORTFOLIO FOCUS:
• Preservation of principal
• Capital appreciation
• Protection of purchasing power

AR SCHMEIDLER & CO
INVESTMENT ADVISORS
A Hudson Valley Bank Company

Firm Overview
• Long-only absolute-return managers using a distinct Graham
& Dodd stock selection approach with a macro view that seeks to identify global capital flows
• Independent investment management firm established in
1971, acquired by Hudson Valley Bank in 2004
• $1.3 billion in assets under administration*
• Team of 21 professionals including investment and client
service teams
• Client Asset Mix
– Institutional 44%
– High-Net-Worth 56%
OUR PRIMARY OBJECTIVE IS TO INCREASE THE PURCHASING POWER OF OUR
CLIENTS’ PORTFOLIOS
ASSETS UNDER MANAGEMENT
(03/31/2013)
$1.3 Billion
Cash
8%
Equity
73%
Fixed
19%
*Includes assets under management & advisement

AR SCHMEIDLER & CO
INVESTMENT ADVISORS
A Hudson Valley Bank Company

Asset Growth
596
809
1,043
1,398
1,031
1,369
1,289
1,123
1,173
261.5
188.7
149.7
1,590
17.9
0

1,000
1,200
1,400
1,600
1,800
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Assets Under Management Assets Under Advisement

AR SCHMEIDLER & CO
INVESTMENT ADVISORS
A Hudson Valley Bank Company

Year 12/31/99 Inception
Asset Class To Date To Date To Date
Multicap 8.32 134.72 679.17 (1/21/93)
Balanced 7.48 126.14 497.54 (12/31/92)
     Equities 12.02 104.40 562.98
     Fixed Income 0.36 110.25 245.68
Index
S & P 500 w/div 10.73 36.58 434.31
Russell 3000 w/div 11.07 49.66 448.03
Barclays US Treas Intermediate 0.04 92.05 92.05
Merrill Lynch Corp Bds 1-10 Yrs 0.59 133.05 266.03
Performance data is net of management fees and net of transaction costs.
* These performance figures are supplemental information to the GIPS Compliant presentation.
MULTICAP & BALANCED PERFORMANCE
MARCH 31, 2013

AR SCHMEIDLER & CO
INVESTMENT ADVISORS
A Hudson Valley Bank Company

EXPAND DISTRIBUTION
• HVB
– Trust
– New York Metro Market
• Third Party Programs
• Family Offices and Ultra High Net Worth
• Foundations and Endowments
STRATEGIC AND HIGHLY SELECTIVE ACQUISITIONS
• People
• Firms
Strategy for Growth

THANK YOU FOR YOUR INTEREST IN
THANK YOU FOR YOUR INTEREST IN
HUDSON VALLEY HOLDING CORP.
HUDSON VALLEY HOLDING CORP.
Ticker: HVB
Ticker: HVB
www.hudsonvalleybank.com
www.hudsonvalleybank.com
June 2013
June 2013